Exhibit 24

                          POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being directors and/or officers of General Electric Capital Corporation, a New York corporation (the "Corporation"), hereby constitutes and appoints Gary C. Wendt, Denis J. Nayden, James A. Parke, Jeffrey S. Werner and Burton J. Kloster, Jr., and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead in any and all capacities, to execute in the name of each such person and to file (i) a Registration Statement of the Corporation on Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to $7,500,000,000 aggregate principal amount of Debt Securities and Warrants to purchase such Debt Securities,
  (ii) a Registration Statement of the Corporation on Form S-3 under the Securities Act with respect to $400,000,000 aggregate liquidation preference of Variable Cumulative Preferred Stock, and (iii) any and all amendments and post-effective amendments to either such Registration Statements as such person or persons executing the same pursuant to this Power of Attorney may approve.

       This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

       IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 29th day of June, 1995.

    /s/ Gary C. Wendt                  /s/ James A. Parke
  ---------------------------------  ------------------------------
  Gary C. Wendt                      James A. Parke
  Chairman of the Board,             Senior Vice President, Finance
  President & Chief Executive         (Principal Financial Officer)
  Officer (Principal Executive
  Officer)

    /s/ Jeffrey S. Werner              /s/ Joan C. Amble
  ---------------------------------  ------------------------------
  Jeffrey S. Werner                  Joan C. Amble
  Senior Vice President -            Vice President and Controller
  Corporate Treasury and             (Principal Accounting Officer)
  Global Funding Operation

    /s/ Denis J. Nayden                /s/ Nigel D.T. Andrews
  ---------------------------------  ------------------------------
  Denis J. Nayden                    Nigel D.T. Andrews
  President, Chief Operating         Director
  Officer, and Director

    /s/ James R. Bunt                  /s/ Dennis D. Dammerman
  ---------------------------------  ------------------------------
  James R. Bunt                      Dennis D. Dammerman
  Director                           Director






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    /s/ Paolo Fresco                   /s/ Dale F. Frey
  --------------------------------   ------------------------------
  Paolo Fresco                       Dale F. Frey
  Director                           Director

    /s/ Benjamin W. Heineman, Jr.      /s/ Burton J. Kloster, Jr.
  ---------------------------------  ------------------------------
  Benjamin W. Heineman, Jr.          Burton J. Kloster, Jr.
  Director                           Director

    /s/ Hugh J. Murphy                 /s/ Michael A. Neal
  ---------------------------------  ------------------------------
  Hugh J. Murphy                     Michael A. Neal
  Director                           Director

    /s/ John M. Samuels                /s/ Edward D. Stewart
  ---------------------------------  ------------------------------
  John M. Samuels                    Edward D. Stewart
  Director                           Director

    /s/ John F. Welch, Jr.
  ---------------------------------
  John F. Welch, Jr.
  Director